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                                                                   EXHIBIT 10.83

                                  NELNET, INC.
                             SHARE RETENTION POLICY

1.       COVERED OFFICERS

                  This Nelnet, Inc. Share Retention Policy applies to all of the officers of Nelnet, Inc. ("Nelnet") or any of its direct or indirect subsidiaries who are at or above the level of executive director (the "Covered Officers").

2.       SHARE RETENTION REQUIREMENTS

                  No Covered Officer may sell or dispose of a number of shares of Nelnet common stock in any calendar year in excess of one-third of the number of shares of Nelnet common stock beneficially owned by the Covered Officer on the first day of the calendar year. The share retention requirements under this policy apply to Covered Officers during and following their employment by Nelnet; provided, however, that after five years from the closing date of Nelnet's initial public offering, Covered Officers will be free to sell or otherwise dispose of all or any of their shares of Nelnet common stock.

3.       EXCEPTIONS

                  The following exceptions apply to the Share Retention Policy set forth above:

                           (a) Transfers to family members and family-owned partnerships or other family-owned entities will not be prohibited, so long as such transfers are effected only for estate planning purposes and the transferee(s) agrees to comply with this Share Retention Policy (treating the transferee(s) as the transferring Covered Officer).

                           (b) Any Covered Officer may sell or otherwise dispose of up to $500,000 in value of shares of Nelnet common stock during any calendar year.

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                           (c)      All restrictions under the Share Retention
                  Policy shall cease in the event of the death or retirement at normal retirement age of a Covered Officer. For this purpose normal retirement age means age 65.

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                          ACKNOWLEDGEMENT AND AGREEMENT

                  I hereby acknowledge that I have read and understand this Nelnet, Inc. Share Retention Policy, and I hereby agree to be bound by such policy both during my employment with Nelnet and following my employment, in accordance with the terms set forth above.

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Printed Name

                                    ____________________________________________
                                    Date